SUPPLEMENT

Dated February 8, 2010

to the

PROSPECTUS OF THE

API EFFICIENT FRONTIER INCOME FUND

DATED OCTOBER 1, 2009

On or about January 22, 2010, a Special Meeting of the Class A shareholders of the API Efficient Frontier Income Fund was held, and at that meeting the shareholders approved the adoption of a Plan of Distribution Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Class A Shares of the Fund. Accordingly, the Section of the Fund’s Prospectus relating to Fees and Expenses is amended as follows:

The “Annual Fund Operating Expenses” table in the prospectus is replaced in its entirety with the following table.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fee (1)	0.40%
Distribution (12b-1) and Servicing Fee (2)	0.75%
Other Expenses	1.48%

Gross Total Annual Fund Operating Expenses (before expense offsets by Adviser)	2.63%

Expense Limitation Offsets by Adviser (3)	0.88%
Total Annual Fund Operating Expenses (after expense limitation offsets by Adviser)	1.75%

“Acquired Fund (Underlying Fund) Fees and Expenses” (4)	0.75%
Net Total Annual Fund Operating Expenses	2.50%

(1)	“Management Fee” is the fee paid to the Adviser to manage the investments of the Fund. This will be unchanged from the current structure.

(2)	The full fee of 0.75% is shown for demonstration purposes.

(3)

The Adviser has entered into and Expense Limitation and Recapture Agreement, which imposes a contractual duty on the Adviser to waive its management fees and/or make direct money contributions to the Fund to offset direct “Other Expenses” of the Fund in order to assure that the Fund maintain a Total Net Annual Operating Expense Ratio of not greater than 1.75%.

(4)	“Acquired Fund (Underlying Fund) Fees and Expenses” in the above example are taken from the Fund’s annual report dated May 31, 2009 and are not necessarily indicative of future expenses.

The “Expense Example” in the prospectus is replaced in its entirety with the following:

EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same each year. The example does not include the imposition of any front-end sales charges. Although your actual costs may be higher or lower, based on these assumptions, your costs under the current fee structure and proposed fee structure would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$239	$734	$1,254	$2,673

If you did not redeem your shares, your costs would be the same.

All portions of the prospectus not specifically amended by this supplement shall remain in full force and effect.